SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): June 5, 2006
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NT HOLDING CORP.
(Exact name of registrant as specified in Charter)

NEVADA	000-15303	73-1215433
(State or other jurisdiction of	(Commission File No.)	(IRS Employee Identification No.)
incorporation or organization)

8th Floor, No. 211 Johnston Road
Wanchai, Hong Kong
(Address of Principal Executive Offices)

852-2836-6202
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On June 5, 2006, NT Holding Corp., a Nevada corporation (the “Company”), was issued a “Certificate of Approval for the Establishment of Enterprises with Foreign Investment in the People’s Republic of China” by the Ministry of Foreign Trade and Economic Cooperation (“MOFTEC”) of the People’s Republic of China (“China”). MOFTEC’s Certificate of Approval authorizes and approves the Company’s formation and ownership of American-Asia Metallurgical Industry Limited (“AAMI”), a subsidiary of the Company organized under the laws of China.

The Company formed AAMI for the purpose of completing the joint venture with Shanxi Jinhai Metal Group Limited (“Jinhai”), as reported in a Current Report on Form 8-K filed on March 14, 2006. AAMI will continue the business of Jinhai in operating as a coal refinery and coking coal producer in the Shanxi Province of China. Jinhai will contribute all of its operations to AAMI and will be responsible for managing the daily operations of AAMI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 8, 2006	NT HOLDING CORP.

/s/ Chun Ka Tsun
By: Chun Ka Tsun
Its: Chief Executive Officer and Director